Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	612.40
Total Transaction Valuation	4,000,000.00
Total Offset Amount	0.00
Net Fee	$ 612.40